UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2008

Date of Report

CX2 Technologies, Inc. (Name of small business issuer in its charter)	Nevada (State or other jurisdiction of incorporation or organization)
20-2889663 (I.R.S. Employer Identification No.)	3700 Airport Road, Suite 410b Boca Raton, Florida (Address of principal executive offices)
Issuer's telephone number: (561)347-9235	33431 (Zip Code)
None (Former name of former address, if changed since last report)	0-52396 (Commission File Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[   ]  Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 29, 2008, Adam Reiser, sole director, President and CEO of CX2 Technologies, Inc. (the "Company"), resigned from all positions held with the Company, including resigning from Board service.  There was no disagreement, as defined in 17 CFR 240.3b-7, between the Registrant and Mr. Reiser at the time of Mr. Reiser's resignation from the Board of Directors.

Also on February 29, 2008, the Company appointed Michael Rand as President, CEO and a director.

Mr. Rand, age 46, has more than 12 years of experience in voice and data systems engineering.  He has served as Marketing Director of GEOCommand, Inc. since 2006.  GEOCommand is the provider of GEOCommand software, an off-the-shelf application suite for the homeland security market.  As part of Mr. Rand's responsibilities at GEOCommand, he has worked with CX2 Technologies on a homeland security and public safety project.  From 2004 to 2005, Mr. Rand was a Communications Systems Engineer with Larry Smith Marine Electronics, where he designed voice and data networks and satellite communications systems for luxury yachts.  From 1999 to 2004, Mr. Rand was a Senior Systems Engineer with Precision Response Systems, where he engineered and supported a 485-seat call center.  Mr. Rand holds a B.A. in Theater Technology from Florida State University.

Mr. Rand does not have any employment agreement or other compensatory agreement in place with the Company, although he will be compensated $500 per week for his service as CEO.

On January 25, 2008, prior to Mr. Rand’s appointment as CEO, the Company and GEOCommand had entered into a consulting agreement whereby GEOCommand would assist the Company with marketing, sales and strategic planning.  To date, the Company has made no payments to GEOCommand pursuant to this agreement.

Item 8.0.1 Other Events

On March 4, 2008, the Company issued a press release announcing the appointment of its new CEO, the text of which is attached hereto as Exhibit 99.1.

In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the Company’s periodic reports filed with the Securities and Exchange Commission, the most recent of which is the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by CX2 Technologies, Inc., dated March 4, 2008

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 6, 2008

CX2 Technologies, Inc., a Nevada corporation

By: /s/ Michael Rand

---------------------------------

Title:  President/CEO